UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
________________________________________
FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2013
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 TECUMSEH PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)
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Michigan	0-452	38-1093240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1136 Oak Valley Drive Ann Arbor, Michigan		48108
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (734) 585-9500
(not applicable)
(Former name or former address, if changed since last report.)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
 On January 23, 2013, we issued a press release announcing our exploration of strategic alternatives. In this amendment, we are furnishing the correct copy of the press release as Exhibit 99.1 to this report, which exhibit is incorporated into this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated January 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY

Date: January 23, 2013	By	/s/ JAMES J. CONNOR
James J. Connor
Chief Executive Officer, President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 23, 2013